     As filed with the Securities and Exchange Commission on May 22, 2000.



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K/A



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: June 1, 1999
                        (Date of earliest event reported)


                                 LMKI, INC.

             (Exact name of registrant as specified in its charter)



           Nevada                         0-26578                33-0662114

(State or other jurisdiction of    (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)




               3355 Michelson Drive, Suite 300, Irvine, California 92612

               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (949) 794-3000


                                 Not applicable

          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Effective as of June 1, 1999, the Company acquired MobileNetics Corporation, a California corporation "MobileNetics"), in exchange for 10,000,000 shares of the Company's common stock valued at $0.265 per share, which represented 50% of the closing bid price of the Company's common stock on the date of issuance (the "Common Stock"). The terms of the acquisition were arrived at and agreed on through arms' length negotiations between the parties. The acquisition was reflected previously in the notes to the Company's financial statements for the fiscal year ended August 31, 1999.

         In connection with its review of the Registration Statement, the Company determined that the acquisition was significant under Rule 3-05 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the Commission requires that the Company file under the Securities Exchange Act of 1934, as amended, financial statements of MobileNetics for the fiscal years ended December 31, 1998 and 1997 and pro forma financial statements for the nine months ended May 31, 1999 and the year ended August 31, 1998. The pro forma financial statements are attached as Exhibit 99.2 to this Amended Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

         The balance sheet, statement of operations, statement of changes in stockholders' equity and statement of cash flows of MobileNetics for the five months ended May 31, 1999 (unaudited) and years ended December 31, 1998 and 1997, were filed previously in Form 8-K filed April 12, 2000.

         (b)   Pro Forma Financial Information.

         The pro forma condensed statement of operations for the nine months ended May 31, 1999 (unaudited) and the pro forma condensed statement of operations for the year ended August 31, 1998 (unaudited) are attached as
Exhibit 99.2.

         (c)      Exhibits.

23.1 Consent of Lesley, Thomas, Schwarz & Postma, Inc., certified public accountants, previously filed in Form 8-K filed April 12, 2000.

99.1 The balance sheet, statement of operations, statement of changes in stockholders' equity and statement of cash flows of MobileNetics for the five months ended May 31, 1999 (unaudited) and the years ended December 31, 1998 and 1997 (including the notes relating thereto and the report of independent auditor thereon), previously filed in Form 8-K filed April 12, 2000.

99.2 Pro forma condensed statement of operations for the nine months ended May 31, 1999 (unaudited) and the year ended August 31, 1998 (unaudited).

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvine, State of California, on May 22, 2000.

                                        LMKI, INC.


                                           /S/  JOHN W. DIEHL, JR.
                                        By -------------------------------------
                                           John W. Diehl, Jr.
                                           Chief Financial Officer

                                INDEX TO EXHIBITS

The following exhibits are filed with the Current Report on Form 8-K.

Exhibit No.       Description
-----------       -----------

23.1 Consent of Lesley, Thomas, Schwarz & Postma, Inc., certified public accountants, previously filed in Form 8-K filed April 12, 2000.

99.1 The balance sheet, statement of operations, statement of changes in stockholders' equity and statement of cash flows of MobileNetics for the five months ended May 31, 1999 (unaudited) and the years ended December 31, 1998 and 1997 (including the notes relating thereto and the report of independent auditor thereon), previously filed in Form 8-K filed April 12, 2000.

99.2 Pro forma condensed statement of operations for the nine months ended May 31, 1999 (unaudited) and the year ended August 31, 1998 (unaudited).